UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

CHINA RECYCLING ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 21, 2021, pursuant to those certain securities purchase agreements (the “Purchase Agreements”) with several non-U.S. investors (the “Purchasers”), the Company closed a private placement (the “Offering”) for the sale of an aggregate of 3,260,000 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (“Common Stock”) at $11.522 per share, which is the five-day average closing price immediately prior to signing the Purchase Agreements. The Company received gross proceeds from the sale of the Shares of $37,561,720, before offering expenses. The Company intends to use the net proceeds from this Offering for the upgrade of Erdos power generation project.

As previously disclosed in the Company’s current report on Form 8-K filed on February 25, 2021 with the U.S. Securities and Exchange Commission, the Shares are being offered by the Company pursuant to an exemption from the registration requirements pursuant to Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA RECYCLING ENERGY CORPORATION

Date: April 23, 2021	By:	/s/ Yongjiang Shi
Yongjiang Shi Chief Financial Officer

3